UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2019

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 11, 2019, IAC/InterActiveCorp (“IAC”) amended its services agreement with Google, effective as of April 1, 2020, following the expiration of the existing services agreement between the parties (the “Amendment”).  The Amendment extends the expiration date of such agreement from March 31, 2020 to March 31, 2023; provided that beginning September 2020 and each September thereafter, either party may, after discussion with the other party, terminate the services agreement, effective on September 30 of the year following the year such notice is given.  IAC believes that the amended agreement, taken as a whole, is comparable to IAC’s previously existing agreement with Google.

This Current Report on Form 8-K contains “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict, and the actual impact to IAC’s business caused by the Amendment is currently unknown.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: changes in our relationship with, or policies implemented by, Google, our continued ability to market, distribute and monetize our products and services through search engines, social media platforms and digital app stores, adverse changes in economic conditions, adverse trends in the online advertising industry or the advertising industry generally, our continued ability to introduce new and enhanced products and services that resonate with consumers, our ability to develop and monetize versions of our products and services for mobile and other digital devices, our ability to protect our systems from cyberattacks and to protect personal and confidential user information, our ability to convert visitors to our various websites into users and customers, changes in industry standards and technology, and regulatory changes. Certain of these and other risks and uncertainties are discussed in IAC’s filings with the Securities and Exchange Commission (“SEC”).  Other unknown or unpredictable factors that could also adversely affect IAC’s business, financial condition and results of operations may arise from time to time.  In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of IAC management as of the date hereof.  IAC does not undertake to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Executive Vice President,
General Counsel & Secretary

Date: February 13, 2019